Exhibit 4.3

FORM OF 3.700% SENIOR NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

No. A-[ ]	**$[ ]**

21ST CENTURY FOX AMERICA, INC.

3.700% SENIOR NOTES DUE OCTOBER 15, 2025

CUSIP 90131HBU8

see reverse for certain definitions

21ST CENTURY FOX AMERICA, INC., a Delaware corporation (“21CFA” or the “Company”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to

**CEDE & CO.**

or registered assigns;

the principal amount of **[            ] DOLLARS**

on October 15, 2025 and to pay interest thereon from October 21, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 each year, commencing April 15, 2016, at the rate of 3.700% per annum, until the principal hereof is fully paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

This Note is unconditionally guaranteed by Twenty-First Century Fox, Inc., a Delaware corporation (“21st Century Fox”), as set forth in Article Twelve of the Indenture and in the Guarantee endorsed hereon.

Payment of the principal of, and interest on, this Note will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Note set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, 21CFA has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Dated: October     , 2015

21ST CENTURY FOX AMERICA, INC.

By:			By:
	Name:	Paula M. Wardynski		Name:	Janet Nova
	Title:	Senior Vice President and Treasurer		Title:	Executive Vice President and Deputy General Counsel

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred

to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory Date: October , 2015

21ST CENTURY FOX AMERICA, INC.

3.700% SENIOR NOTES DUE OCTOBER 15, 2025

Indenture

This Security is one of a duly authorized series (this series being the “Securities”) of debt securities of 21st Century Fox America, Inc., a Delaware corporation (“21CFA” or the “Company”), issued under an Indenture dated as of August 25, 2009, as amended and restated on February 16, 2011 (the “Indenture”), among 21CFA, Twenty-First Century Fox, Inc., a Delaware corporation (“21st Century Fox” or the “Guarantor”), and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), which provides for the issuance by 21CFA from time to time of debt securities (the “Debt Securities”) in one or more series, in which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in the Indenture. The terms of the Securities and Guarantee set forth in this certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities are unconditionally guaranteed on a senior basis (the “Guarantee”) by the Guarantor. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1.	Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. 21CFA may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. 21CFA or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2.	Optional Redemption by the Company

This Note is redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, upon mailed notice to the registered address of the Holder at least 30 days but not more than 60 days prior to the redemption. Except as provided below, the redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) on such Notes discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 30 basis points. Accrued interest will be paid to the date of redemption. All calculations hereunder shall be made by the Company. On and after July 15, 2025, the Notes are redeemable at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the

Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes being redeemed to such date of redemption.

‘‘Treasury Rate’’ means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

‘‘Comparable Treasury Issue’’ means the United States Treasury security selected by the Reference Treasury Dealer (as defined below) as having a maturity comparable to the remaining term of the Notes, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

‘‘Comparable Treasury Price’’ means, with respect to any redemption date, the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

‘‘Reference Treasury Dealer’’ means J.P. Morgan Securities LLC and its successor. If the Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

‘‘Reference Treasury Dealer Quotations’’ means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

‘‘Remaining Scheduled Payments’’ means the remaining scheduled payments of principal and interest on the Notes that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to the Notes, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued on the Notes to such redemption date.

On and after the redemption date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the trustee deems to be fair and appropriate.

3.	Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, 21CFA shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

4.	Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of the Security for all purposes.

6.	Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities, on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7.	Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

8.	Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company or the Guarantor to perform any other covenant or warranty (other than a covenant included in the Indenture solely for the benefit of another series of Debt Securities), subject to notice and lapse of time; or (iii) certain events of bankruptcy or insolvency of News Corporation, the Company or any Significant Subsidiary of News Corporation. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization, occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all the Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, the principal amount and interest, if any, of all the debt securities of that series automatically will become immediately due and payable without any declaration or other act on the part of the Trustee or any holder of such securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines in good faith that withholding notice is in the interests of the Holders.

9.	Trustee Dealings with 21CFA

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by 21CFA or its Affiliates and may otherwise deal with 21CFA or its Affiliates with the same rights it would have if it were not Trustee.

10.	No Recourse Against Others

A director, officer, employee or stockholder, as such, of 21CFA shall not have any liability for any obligations of 21CFA under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11.	Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

12.	Governing Law

THE INDENTURE, THIS SECURITY AND THE GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Security purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of this Security purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$

Date:	Your Signature

(Sign exactly as your name appears in this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

GUARANTEE

Twenty-First Century Fox, Inc. (the “Guarantor”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of 21CFA to the Holders or the Trustee under the Indenture and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

GUARANTOR

Twenty-First Century Fox, Inc.

By:
	Name:	Janet Nova
	Title:	Executive Vice President and Deputy Group General Counsel
	Date:	October , 2015

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this security to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of 21CFA. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears in this Security)

Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF 3.700% SENIOR NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

No. S-[ ]	**$[ ]**

21ST CENTURY FOX AMERICA, INC.

3.700% SENIOR NOTES DUE OCTOBER 15, 2025

CUSIP U88803AD0

see reverse for certain definitions

21ST CENTURY FOX AMERICA, INC., a Delaware corporation (“21CFA” or the “Company”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to

**CEDE & CO.**

or registered assigns;

the principal amount of **[            ] DOLLARS**

on October 15, 2025 and to pay interest thereon from October 21, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 each year, commencing April 15, 2016, at the rate of 3.700% per annum, until the principal hereof is fully paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

This Note is unconditionally guaranteed by Twenty-First Century Fox, Inc., a Delaware corporation (“21st Century Fox”), as set forth in Article Twelve of the Indenture and in the Guarantee endorsed hereon.

Payment of the principal of, and interest on, this Note will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Note set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, 21CFA has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Dated: October     , 2015

21ST CENTURY FOX AMERICA, INC.

By:			By:
	Name: Title:	Paula M. Wardynski Senior Vice President and Treasurer		Name: Title:	Janet Nova Executive Vice President and Deputy General Counsel

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred

to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date: October , 2015

21ST CENTURY FOX AMERICA, INC.

3.700% SENIOR NOTES DUE OCTOBER 15, 2025

Indenture

This Security is one of a duly authorized series (this series being the “Securities”) of debt securities of 21st Century Fox America, Inc., a Delaware corporation (“21CFA” or the “Company”), issued under an Indenture dated as of August 25, 2009, as amended and restated on February 16, 2011 (the “Indenture”), among 21CFA, Twenty-First Century Fox, Inc., a Delaware corporation (“21st Century Fox” or the “Guarantor”), and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), which provides for the issuance by 21CFA from time to time of debt securities (the “Debt Securities”) in one or more series, in which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in the Indenture. The terms of the Securities and Guarantee set forth in this certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities are unconditionally guaranteed on a senior basis (the “Guarantee”) by the Guarantor. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1.	Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. 21CFA may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. 21CFA or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2.	Optional Redemption by the Company

This Note is redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, upon mailed notice to the registered address of the Holder at least 30 days but not more than 60 days prior to the redemption. Except as provided below, the redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) on such Notes discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 30 basis points. Accrued interest will be paid to the date of redemption. All calculations hereunder shall be made by the Company. On and after July 15, 2025, the Notes are redeemable at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the

Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes being redeemed to such date of redemption.

‘‘Treasury Rate’’ means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

‘‘Comparable Treasury Issue’’ means the United States Treasury security selected by the Reference Treasury Dealer (as defined below) as having a maturity comparable to the remaining term of the Notes, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

‘‘Comparable Treasury Price’’ means, with respect to any redemption date, the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

‘‘Reference Treasury Dealer’’ means J.P. Morgan Securities LLC and its successor. If the Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

‘‘Reference Treasury Dealer Quotations’’ means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

‘‘Remaining Scheduled Payments’’ means the remaining scheduled payments of principal and interest on the Notes that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to the Notes, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued on the Notes to such redemption date.

On and after the redemption date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on that date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the trustee deems to be fair and appropriate.

3.	Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, 21CFA shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

4.	Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of the Security for all purposes.

6.	Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities, on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7.	Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

8.	Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company or the Guarantor to perform any other covenant or warranty (other than a covenant included in the Indenture solely for the benefit of another series of Debt Securities), subject to notice and lapse of time; or (iii) certain events of bankruptcy or insolvency of News Corporation, the Company or any Significant Subsidiary of News Corporation. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization, occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all the Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, the principal amount and interest, if any, of all the debt securities of that series automatically will become immediately due and payable without any declaration or other act on the part of the Trustee or any holder of such securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines in good faith that withholding notice is in the interests of the Holders.

9.	Trustee Dealings with 21CFA

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by 21CFA or its Affiliates and may otherwise deal with 21CFA or its Affiliates with the same rights it would have if it were not Trustee.

10.	No Recourse Against Others

A director, officer, employee or stockholder, as such, of 21CFA shall not have any liability for any obligations of 21CFA under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11.	Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

12.	Governing Law

THE INDENTURE, THIS SECURITY AND THE GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Security purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box.  ☐

If you wish to have a portion of this Security purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$

Date:	Your Signature

(Sign exactly as your name appears in this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

GUARANTEE

Twenty-First Century Fox, Inc. (the “Guarantor”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of 21CFA to the Holders or the Trustee under the Indenture and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

GUARANTOR

Twenty-First Century Fox, Inc.

By:
	Name:	Janet Nova
	Title:	Executive Vice President and Deputy Group General Counsel
	Date:	October , 2015

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this security to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of 21CFA. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears in this Security)

Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.